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                                  EXHIBIT 10.20
                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT, dated as of December 13, 1996 (this "Amendment") is
                                                                 ---------
among The Money Store Inc. (the "Borrower"), the Lenders, First Union National
                                 --------
Bank of North Carolina, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent.

                                   BACKGROUND

     1. The Borrower, the Lenders, the Documentation Agent and the Administrative Agent entered into a Credit Agreement, dated as of August 16, 1996 (as amended by the First Amendment to Credit Agreement dated as of September 20, 1996, the "Credit Agreement").
                         ----------------
     2. The parties desire to amend the Credit Agreement in certain respects as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 3. Definitions. Capitalized terms used in this Amendment and not
                -----------
otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     SECTION 4. Amendments to Credit Agreement. Each of the parties hereto
                ------------------------------
agrees that, effective as of the date hereof (or as of August 16, 1996 in the case of the amendments provided in clauses (a), (b) and (d) below, or as of
                                   -----------  ---     ---
January 1, 1997 in the case of the amendments provided in clauses (c), (e) and
                                                          -----------  ---
(f) below), the Credit Agreement is hereby amended as follows:
---
          a) The definition of "Contingent Obligation" is hereby amended and
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     restated in its entirety to read as follows:
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             "Contingent Obligation of a Person means any agreement, undertaking
              ---------------------
          or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is


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          contingently liable upon, the obligation or liability of any other
          Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or discount with recourse, but excluding (i) endorsements of negotiable instruments for deposit or collection in the ordinary course of business of the Borrower and its Subsidiaries and (ii) any recourse obligation of the Borrower or any of its Subsidiaries with respect to loans or other receivables sold with recourse to the Borrower or such Subsidiary or any of the property of either, if such loans or other receivables are sold to trusts or other special purpose entities in securitization transactions entered into in the ordinary course of business of the Borrower and its Subsidiaries, but only to the extent such recourse obligation (w) is incurred by a Subsidiary of the Borrower that is a bankruptcy-remote, special purpose entity formed for the sole purpose of securitizing, or facilitating the securitizing of, consumer loans and other receivables of the Borrower and its other Subsidiaries (which Subsidiary does not itself originate consumer loans, receivables or other financial assets, and, if it acquires such assets, it acquires such assets from the Borrower and its other Subsidiaries) and arises out of such Subsidiary being deemed a general partner of a trust or other special purpose entity which issues securities in connection with the Borrower's securitization transactions, so long as such obligation is not in respect of any payments on such securities, (x) is in respect of a breach of representation, warranty, covenant or undertaking (other than any covenant or undertaking to pay the principal or comparable portion of any loans or receivables transferred, or of any securities or other obligations issued, in connection with such securitization transactions), made by the Borrower or any of its Subsidiaries relating to such sale


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          of receivables, (y) is or will be funded from Consolidated Restricted
          Cash, or (z) constitutes the repurchase obligations reported in the Borrower's consolidated financial statements as of December 31, 1995. Contingent Obligations of a Person shall include without limitation, the stated amount of each letter of credit, surety bond and other similar instrument issued by such Person. The amount of any Contingent Obligation of a Person shall be deemed to be the maximum amount for which such Person may be liable, whether upon the occurrence of any contingency or otherwise, under or by virtue of such Contingent Obligation."

          b) The definition of "Indebtedness" is hereby amended by (i) deleting
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     the word "and" at the end of clause (viii) therein and (ii) inserting the
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     following text immediately prior to the period at the end of such
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     definition:
     -----------

               "and (x) without duplication, any liabilities of such Person in connection with obligations excluded from the definition of Contingent Obligation pursuant to clause (ii) of such
                                                 -----------
               definition".

          c) The definition of "Payment Date" is hereby amended and restated in
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     its entirety to read as follows:
     --------------------------------

               " Payment Date means the first Business Day of each calendar
                 ------------
               month."

          d) The definition of "Securitization SPV" is hereby amended and
          ---------------------------------------------------------------
     restated in its entirety to read as follows:
     --------------------------------------------

               " Securitization SPV means a Subsidiary of the Borrower which is
                 ------------------
               a bankruptcy remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitizing of, consumer loans and other receivables of the Borrower and its other Subsidiaries, so long as (i) such entity does not itself originate consumer loans, receivables or other financial assets, and, if it acquires such assets, it acquires such


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               assets from the Borrower and its other Subsidiaries and (ii) such entity does not make or suffer to exist any Contingent
               Obligation."

          e) The definition of "Quarterly Payment Date" is hereby deleted from
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     Article I in its entirety.
     --------------------------

          f) Section 2.5(a) is hereby amended by substituting the term "Payment
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     Date" for the term "Quarterly Payment Date" therein.
     ----------------------------------------------------

          g) Section 2.8 is hereby amended by (i) substituting the time "noon
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     (Chicago time)" for the time "10:00 a.m. (Chicago time)" each of the two
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     times such time appears in the second sentence of such section and (ii)
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     amending and restating the third sentence of such section in its entirety
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     to read as follows:
     -------------------

               "Not later than (x) noon (Chicago time), in the case of a Eurodollar Advance or (y) 3:00 p.m. (Chicago time), in the case of any Advance not described in the immediately preceding clause
                                                                         ------
               (x), on each Borrowing Date, each Lender (or in the case of a
               ---
               Facility B Advance, each Facility B Lender) shall make available its Loan or Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIII."
                                                              ------------

          h) Section 2.9 is hereby amended by substituting the time "noon
          ---------------------------------------------------------------
     (Chicago time)" for the time "10:00 a.m. (Chicago time)" therein.
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         SECTION 1. Conditions to Effectiveness. This Amendment shall become
                    ---------------------------
effective as of the dates set forth in Section 2 above, once the Agent shall
                                       ---------
have received counterparts of this Amendment executed by the Borrower and the Required Lenders.

         SECTION 2. Representations and Warranties. The Borrower hereby
                    ------------------------------
represents and warrants that no Default or Unmatured Default has occurred which is continuing and the representations and warranties set forth in Article V of
                                                                  ---------
the Credit Agreement are true and correct as of the date hereof, in each case after giving effect to the amendments made hereby.

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

         SECTION 3. Fees and Expenses. The Borrower hereby agrees, in accordance
                    -----------------
with Section 9.7 of the Credit Agreement, to pay, or reimburse the Agent and the Documentation Agent, on demand, for any and all legal fees and expenses incurred by the Agent or the Documentation Agent, as applicable, in connection with this Amendment.

         SECTION 4. Miscellaneous. The Credit Agreement, as amended hereby,
                    -------------
remains in full force and effect. Any reference to the Credit Agreement from and after the date of this Amendment shall be deemed to refer to the Credit Agreement as amended hereby. This Amendment may be executed in any number of counterparts, and by the parties on separate counterparts, all of which shall constitute but one and the same agreement. This Amendment shall be governed by the internal laws of the State of Illinois, but giving effect to Federal laws applicable to national banks.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date and year first above written.

                                     THE MONEY STORE INC.

                                     By:_______________________________
                                     Name Printed:_____________________
                                     Title:____________________________

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     individually and as Administrative Agent

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     FIRST UNION NATIONAL BANK
                                      OF NORTH CAROLINA

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     BANCO POPULAR de PUERTO RICO

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     BANK HAPOALIM B.M.

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     THE BANK OF NEW YORK

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     THE BANK OF NOVA SCOTIA

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________



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                                     THE CHASE MANHATTAN BANK

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     CIBC INC.

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     COMERICA BANK

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     FIRST BANK NATIONAL ASSOCIATION

                                     By:_______________________________

                                     Name Printed:______________________
                                     Title:_____________________________

                                     THE SUMITOMO BANK OF CALIFORNIA

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     THE SUMITOMO BANK, LIMITED

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________




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                                     UNITED STATES NATIONAL BANK
                                     OF OREGON

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________

                                     WELLS FARGO BANK, N.A.

                                     By:_______________________________
                                     Name Printed:______________________
                                     Title:_____________________________


Each of the undersigned hereby consents
to the foregoing Amendment as of the
date and year first above written:

TMS Mortgage Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp., The Money Store/D.C., Inc., The Money Store/Minnesota Inc., The Money Store Auto Finance Inc., The Money Store Commercial Mortgage Inc., Equity Insurance Agency, Inc., Major Brokerage Co., Inc., Princeton Escrow, Dyna-Mark, Inc., The Money Store Investment Corporation, The Money Store of New York, Inc., The Commerce Group, The Money Store/Service Corp., ClassNotes Inc., The Money Store Realty, Inc., TMS Venture Holdings Inc.

By:________________________________________
Name Printed:_______________________________
Title:______________________________________


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